UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2019

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Asylum Street, Hartford, Connecticut	06103
(Address of principal executive offices)	(Zip Code)

(860) 291-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UBNK	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on October 31, 2019 of the transactions contemplated by the Agreement and Plan of Merger, dated as of July 15, 2019 (the “Merger Agreement”), by and between United Financial Bancorp, Inc., a Connecticut corporation (“United Financial”) and People’s United Financial, Inc., a Delaware corporation (“People’s United”), pursuant to which United Financial merged with and into People’s United, with People’s United as the surviving corporation, effective on November 1, 2019.

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 1, 2019, pursuant to the terms and conditions of the Merger Agreement, United Financial merged with and into People’s United, with People’s United as the surviving corporation (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of United Financial common stock, no par value (“United Financial Common Stock”), became entitled to receive 0.875 shares (the “Exchange Ratio”) of People’s United common stock, par value $0.01 per share (“People’s United Common Stock”), for each share of United Financial Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by United Financial or People’s United (with limited exceptions)), with cash payable in lieu of any fractional shares.

At the Effective Time, each outstanding option granted by United Financial to purchase shares of United Financial Common Stock under the United Financial stock incentive plans (the “United Financial Options”), whether or not then vested, was cancelled and converted into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (i) the product of (A) the number of shares of United Financial Common Stock subject to such United Financial Option multiplied by (B) the excess, if any, of (1) the product of (x) the Exchange Ratio and (y) the People’s United Share Closing Price (as defined below) (the “Per Share Stock Consideration”) over (2) the exercise price per share of United Financial Common Stock of such United Financial Option, divided by (ii) the average closing sale price of People’s United Common Stock for the five full trading days ending on the trading day immediately preceding the effective date of the Merger (the “People’s United Share Closing Price”), with cash payable in lieu of fractional shares, net of applicable tax withholdings.

At the Effective Time, each performance-based restricted stock unit granted by United Financial to purchase shares of United Financial Common Stock under the United Financial stock incentive plans (“United Financial PSUs”), whether or not then vested, was cancelled and converted into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of shares of United Financial Common Stock subject to such United Financial PSU at the target level of performance applicable to such United Financial PSU, as determined in accordance with the applicable award agreement pursuant to which such United Financial PSU was granted multiplied by (ii) the Exchange Ratio, with cash payable in lieu of fractional shares, net of applicable tax withholdings.

Furthermore, at the Effective Time, each other outstanding equity-based award granted by United Financial under United Financial stock incentive plans that was not a United Financial Stock Option or a United Financial PSU (the “Other United Financial Equity Awards”), whether or not then vested, was cancelled and converted into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of United Financial Common Stock subject to such Other United Financial Equity Award multiplied by (ii) the Exchange Ratio, with cash payable in lieu of fractional shares, net of applicable tax withholdings.

Immediately following the Merger, United Bank, a Connecticut-chartered savings bank and a wholly owned subsidiary of United Financial, merged with and into People’s United Bank, National Association, a national banking association and a wholly owned subsidiary of People’s United, with People’s United Bank, National Association as the surviving entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, United Financial no longer fulfills the listing requirements of the NASDAQ Stock Market (“NASDAQ”). United Financial notified NASDAQ that trading in United Financial Common Stock should be suspended and the listing of United Financial Common Stock should be removed, in each case prior to the opening of the market on November 1, 2019, and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and deregistration of United Financial Common Stock on Form 25 to effect the delisting of all shares of United Financial Common Stock from NASDAQ and the deregistration of such United Financial Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, People’s United, as successor to United Financial, intends to file with the SEC a Form 15 requesting that the termination of the registration of United Financial Common Stock under Section 12(g) of the Exchange Act and the suspension of United Financial’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of United Financial Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of United Financial other than the right to receive the merger consideration in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Effective as of the Effective Time, William H. W. Crawford, IV, Robert A. Stewart, Jr., Raymond H. Lefurge, Jr., Paula A. Aiello, Michael A. Bars, Michael. F. Crowley, Kristen A. Johnson and Kevin E. Ross, such members comprising all of the directors of United Financial prior to the Effective Time, resigned as directors of United Financial. Effective as of the Effective Time, each executive officer of United Financial ceased his or her respective service as an officer of United Financial. None of these resignations were a result of any disagreement with United Financial, its management or its board of directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Amended and Restated Certificate of Incorporation of United Financial and the Amended and Restated Bylaws of United Financial ceased to be in effect by operation of law. People’s United’s Third Amended and Restated Certificate of Incorporation, as amended, and Amended Eighth Amended and Restated Bylaws in effect immediately prior to the Effective Time are the organizational documents of People’s United (as the surviving corporation in the Merger).

The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger by and between United Financial Bancorp, Inc. and People’s United Financial, Inc., dated as of July 15, 2019 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by United Financial Bancorp, Inc. on July 17, 2019)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2019	PEOPLE’S UNITED FINANCIAL, INC.
As successor to the Registrant

	By:	/s/ John P. Barnes
	Name:	John P. Barnes
	Title:	Chairman and Chief Executive Officer